As filed with the Securities and Exchange Commission on June 14, 2002

================================================================================

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     Information required in Proxy Statement

                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant   |X|
Filed by a Party other than the Registrant   |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to 'SS'240.14a-11(c) or 'SS'240.14a-12

                            BNY HAMILTON FUNDS, INC.
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
|_|   (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------
|_|   (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------
|_|   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------
|_|   (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------
|_|   (5)  Total fee paid:

           ---------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)  Amount Previously Paid:

           ---------------------------------------------
      (2)  Form, Schedule or Registration Statement No.:

           ---------------------------------------------
      (3)  Filing Party:

           ---------------------------------------------
      (4)  Date Filed:

           ---------------------------------------------

================================================================================

                            BNY HAMILTON FUNDS, INC.

                   BNY Hamilton New York Tax-Exempt Money Fund
                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                         BNY Hamilton Equity Income Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                     BNY Hamilton International Equity Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
                         BNY Hamilton S&P 500 Index Fund
                        BNY Hamilton Large Cap Value Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                        BNY Hamilton Enhanced Income Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 426-9363

               --------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on August 1, 2002
               ---------------------------------------------------

To our Shareholders:

      Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the BNY Hamilton Funds, Inc. (the "Company") will be held on August 1, 2002, at 10:00 am at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219-3035, for the following purposes:

      1.    To elect five Directors of the Company (Proposal 1); and

      2. To transact such other business as may properly come before the Meeting, or any adjournment or postponement thereof.

      These items are discussed in greater detail in the attached Proxy
Statement.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY VOTE TO APPROVE THE PROPOSAL.

      Only shareholders of record at the close of business on June 7, 2002 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof. As a convenience to shareholders, you can now vote in any one of the following ways:

      By mail, with the enclosed proxy card;

      By telephone, with a toll-free call to the telephone number that appears on your proxy card or, if no toll-free number appears on your proxy card, to Georgeson Shareholder Communications Inc., the proxy solicitor, at (866) 666-0268;

      Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site; or

      In person at the Meeting.

      If you have any questions regarding the proposal, please feel free to call the Company at (800) 426-9363.

                                                      By Order of the
                                                      Board of Directors

                                                      Lisa M. Hurley
                                                          Secretary

Dated:  June 17, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY OR SUBMIT YOUR PROXY BY PHONE OR THE INTERNET. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN SUBMITTING IN YOUR PROXY PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                       Registration                       Valid Signatures
                       ------------                       ----------------

            Corporate Accounts

            (1)  ABC Corp.                          ABC Corp.
            (2)  ABC Corp.                          John Doe, Treasurer
            (3)  ABC Corp.
                   c/o John Doe, Treasurer          John Doe
            (4)  ABC Corp. Profit Sharing Plan      John Doe, Trustee

            Trust Accounts

            (1)  ABC Trust                          Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee
                   u/t/d 12/28/78                   Jane B. Doe

            Custodial or Estate Accounts

            (1)  John B. Smith, Cust.
                   f/b/o John B. Smith, Jr. UGMA    John B. Smith
            (2)  John B. Smith                      John B. Smith, Jr., Executor

                            BNY HAMILTON FUNDS, INC.

                   BNY Hamilton New York Tax-Exempt Money Fund
                             BNY Hamilton Money Fund
                        BNY Hamilton Treasury Money Fund
                         BNY Hamilton Equity Income Fund
                       BNY Hamilton Large Cap Growth Fund
                       BNY Hamilton Small Cap Growth Fund
                     BNY Hamilton International Equity Fund
                    BNY Hamilton Intermediate Government Fund
                 BNY Hamilton Intermediate Investment Grade Fund
               BNY Hamilton Intermediate New York Tax-Exempt Fund
                    BNY Hamilton Intermediate Tax-Exempt Fund
                         BNY Hamilton S&P 500 Index Fund
                        BNY Hamilton Large Cap Value Fund
                    BNY Hamilton U.S. Bond Market Index Fund
                        BNY Hamilton Enhanced Income Fund
                     BNY Hamilton Large Cap Growth CRT Fund
                     BNY Hamilton Small Cap Growth CRT Fund
                   BNY Hamilton International Equity CRT Fund

                                3435 Stelzer Road
                            Columbus, Ohio 43219-3035
                                 (800) 426-9363

                            ------------------------
                                 PROXY STATEMENT
                            -------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors of the BNY Hamilton Funds, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on August 1, 2002, at 10:00 am at the offices of BISYS Fund Services at 3435 Stelzer Road, Columbus, Ohio 43219-3035. The Company is a registered open-end investment company currently consisting of the following eighteen separate series: BNY Hamilton New York Tax-Exempt Money Fund, BNY Hamilton Money Fund, BNY Hamilton Treasury Money Fund, BNY Hamilton Equity Income Fund, BNY Hamilton Large Cap Growth Fund, BNY Hamilton Small Cap Growth Fund, BNY Hamilton International Equity Fund, BNY Hamilton Intermediate Government Fund, BNY Hamilton Intermediate Investment Grade Fund, BNY Hamilton Intermediate New York Tax-Exempt Fund, BNY Hamilton Intermediate Tax-Exempt Fund, BNY Hamilton S&P 500 Index Fund, BNY Hamilton Large Cap Value Fund, BNY Hamilton U.S. Bond Market Index Fund, BNY Hamilton Enhanced Income Fund, BNY Hamilton Large Cap Growth CRT Fund, BNY Hamilton Small Cap Growth CRT Fund, and BNY Hamilton International Equity CRT Fund (each a "Series"). The purpose of the Meeting and the proposal to be voted on are set forth in the accompanying Notice of Annual Meeting of Shareholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will be mailed to shareholders on or about June 17, 2002.

      The close of business on June 7, 2002 has been fixed as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Each share will be entitled to one vote at the Meeting. Shareholders will vote on a Company-wide basis, without regard to Series, on Proposal 1. In addition, the proxies may vote on any other business as may properly come before the Meeting. On June 7, 2002, the Company had 8,671,733,798.368 shares outstanding and entitled to vote at the Meeting, and the shares were attributable to each Series as follows:

                                                     Number of Shares Issued
                    Series                               and Outstanding

BNY Hamilton New York Tax-Exempt Money Fund                64,516,129.020
BNY Hamilton Money Fund                                 6,627,376,816.176

BNY Hamilton Treasury Money Fund                        1,732,783,674.860
BNY Hamilton Equity Income Fund                            36,331,834.266
BNY Hamilton Large Cap Growth Fund                         41,525,893.746
BNY Hamilton Small Cap Growth Fund                         25,028,823.672
BNY Hamilton International Equity Fund                     18,518,162.352
BNY Hamilton Intermediate Government Fund                  11,081,851.920
BNY Hamilton Intermediate Investment Grade Fund            44,283,810.537
BNY Hamilton Intermediate New York Tax-Exempt Fund          6,999,350.127
BNY Hamilton Intermediate Tax-Exempt Fund                  25,638,803.983
BNY Hamilton S & P 500 Index Fund                           5,629,886.889
BNY Hamilton Large Cap Value Fund                           3,711,894.104
BNY Hamilton U.S. Bond Market Index Fund                    4,169,971.675
BNY Hamilton Enhanced Income Fund                          19,078,769.345
BNY Hamilton Large Cap Growth CRT Fund                      2,702,748.392
BNY Hamilton Small Cap Growth CRT Fund                      1,021,091.046
BNY Hamilton International Equity CRT Fund                  1,334,286.258

      Approval of Proposal 1 requires the vote of a majority of the votes cast at the Meeting. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 2001 may be obtained without charge by writing to the Company or calling (800) 426-9363. The Annual Report to Shareholders, containing audited financial statements for the fiscal year ended December 31, 2001, preceded the mailing of this Proxy Statement and Notice of Annual Meeting and should not be regarded as proxy solicitation material.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. If no instructions are specified, shares will be voted "FOR" Proposal 1. If a Proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a broker "non-vote" (that is, a Proxy from a broker or nominee indicating that such a person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power), or (iii) is marked with an abstention (collectively, "abstentions"), the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Under the Company's By-Laws, Directors shall be elected by the vote of a majority of the shares present in person or by proxy at the Meeting. Thus, abstentions will be counted as votes against Proposal 1. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company or by attendance at the meeting.

      Under the Company's Articles of Incorporation, a quorum is constituted by the presence in person or by Proxy of the holders of one-third of the shares issued and outstanding and entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 120 days in the aggregate to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those proxies required to be voted against any such proposal. A stockholder vote may be taken on the proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval.

      The cost of soliciting proxies for the Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Annual Meeting and this Proxy Statement and the costs of the Meeting and any adjournments thereto, will be borne by the Company. Proxy materials may also be distributed through brokers, custodians and nominees to beneficial owners and proxies may be solicited by telephone or telegraph by officers of the Company or by professional proxy solicitors on behalf of the Board of Directors of the Company, the expenses of which will be paid by the Company. The Company has retained the services of Georgeson Shareholder Communications Inc. with regard to such professional solicitation. For their services, the Company will pay Georgeson Shareholder Communications Inc approximately $20,000.

      Appendix A lists the persons that, as of June 7, 2002, owned beneficially or of record 5% or more of the outstanding shares of any Series.

                                  (PROPOSAL 1)
              ELECTION OF FIVE DIRECTORS TO THE BOARD OF DIRECTORS

      The first proposal to be considered at the Meeting is the election of five Directors to the Board of Directors of the Company. It is the intention of the persons named as proxies to vote for the election of Edward L. Gardner, James E. Quinn, Karen R. Osar, Kim D. Kelly and John R. Alchin. The Board of Directors was comprised of five individuals until May 9, 2001, when Stephen Stamas retired as a Director. Currently, the Board of Directors is comprised of four individuals: Messrs. Gardner and Quinn and Mmes. Osar and Kelly. Mr. Alchin has not served as a member of the Board of Directors, but has served as the sole member of the Company's Advisory Board since August 8, 2001. As a member of the Advisory Board, Mr. Alchin may attend meetings of the Board of Directors and confer with and advise the Board of Directors, but he has no power or authority to act on behalf of the Company or to perform any of the functions of the Directors. If elected, the nominees for election would hold office until the next meeting of stockholders or until their successors are elected and qualify. More information about each nominee is set forth below.

      The nominees for election, named above, were nominated on May 15, 2002 by those members of the Board of Directors who are not "interested persons" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As nominees for election to the Board of Directors of the Company, the persons named above have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board of Directors has no reason to believe that any nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other persons as the Board of Directors may recommend.

      The nominees for election and Officers of the Company are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years. As of June 7, 2002, the executive officers, nominees and Directors of the Company, as a group, beneficially owned less than 1% of any class of any Series of the Company.

                             Nominees for Director *

                                                                               Number of
                                                                             Portfolios in
                     Position    Term of Office and         Principal         Fund Complex
  Name, Address,     Held with     Length of Time      Occupations During     Overseen by     Other Directorships Held by
     and Age          Company         Served**            Past 5 Years          Nominee          Nominee for Director
------------------  -----------  ------------------   ---------------------  -------------   ------------------------------
Edward L. Gardner   Director     Since May 12, 1995   Chairman of the              18        Chairman of the Board, Big
411 Theodore        and                               Board, President and                   Brothers/Big Sisters of New
Fremd Avenue        Chairman                          Chief Executive                        York City, 1992 to Present;
Rye, NY 10580       of the                            Officer, Industrial                    National Vice-Chairman, Big
                    Board                             Solvents                               Brothers/Big Sisters of
Age 67                                                Corporation, 1981 to                   America, 1993 to Present;
                                                      Present; Chairman of                   Member, Points of Light
                                                      the Board, President                   Foundation, 1995 to Present;
                                                      and Chief Executive                    Co-Chair, New York Public
                                                      Officer, Industrial                    Library Conservators
                                                      Petro-Chemicals,                       Council, 2001 to Present;
                                                      Inc., 1981 to                          Member, Health Care
                                                      Present.                               Chaplaincy, 2000 to Present.

James E. Quinn      Director     Since November 15,   Member, Board of             18        Director, Mutual of America
Tiffany & Co.                    1996                 Directors, Tiffany &                   Capital Management Co.;
600 Madison Avenue                                    Co., January 1995 to                   Director, Little Switzerland
New York, NY 10022                                    Present; Vice                          Co.; Chairman, Fifth Avenue
                                                      Chairman, Tiffany &                    Association; Trustee, Museum
Age 50                                                Co., 1999 to                           of the City of New York.
                                                      Present; Executive
                                                      Vice President,
                                                      Tiffany & Co., March
                                                      1992 to 1999.

Karen R. Osar       Director     Since May 13, 1998   Senior Vice                  18        Director, Allergan, Inc.;
MeadWestvaco Corp.                                    President and Chief                    Director, AGL Resources, Inc.
One High Ridge                                        Financial Officer,
Park                                                  MeadWestvaco Corp.,
Stamford, CT 06905                                    2002 to Present;
                                                      Senior Vice
Age 52                                                President and Chief
                                                      Financial Officer,
                                                      Inestvaco Corp.,
                                                      1999 to 2002; Vice
                                                      President &
                                                      Treasurer, Tenneco
                                                      Inc., 1994 to 1999;
                                                      Managing Director of
                                                      Corporate Finance
                                                      Group, J.P. Morgan &
                                                      Co., Inc.

                                                                               Number of
                                                                             Portfolios in
                     Position    Term of Office and         Principal         Fund Complex
  Name, Address,     Held with     Length of Time      Occupations During     Overseen by     Other Directorships Held by
     and Age          Company         Served**            Past 5 Years          Nominee          Nominee for Director
------------------  -----------  ------------------   ---------------------  -------------   ------------------------------
Kim D. Kelly        Director     Since August 11,     Executive Vice               18        Cable Advertising Bureau;
Insight                          1999                 President and Chief                    Director of AgileTV, Insight
Communications                                        Operating Officer,                     Communications, The Cable
126 East 56 Street                                    Insight                                Center, and Cable in the
New York, NY                                          Communications,                        Classroom; Trustee of St.
10022                                                 January 1998 to                        David's School.
                                                      Present;  Executive
Age 43                                                Vice President and
                                                      Chief Financial
                                                      Officer, Insight
                                                      Communications, 1990
                                                      to January 2002.
                                                      Chair of the
                                                      National Cable
                                                      Telecommunications
                                                      Association (NCTA)
                                                      Subcommittee for
                                                      Telecommunications
                                                      Policy and Member of
                                                      NCTA Subcommittee
                                                      for Accounting.

John R. Alchin      Member of    Since August 8,      Executive Vice               18                    None.
Comcast             Advisory     2001                 President and
Corporation         Board                             Treasurer, Comcast
1500 Market Street                                    Corporation since
Philadelphia, PA                                      1990.  Managing
19102                                                 Director of Toronto
                                                      Dominion Bank prior
Age 53                                                to 1990.

                            Officers of the Company *

                                              Term of Office and
   Name, Address,       Position Held with      Length of Time
       and Age               Company               Served***           Principal Occupations During Past 5 Years
------------------    ---------------------  -------------------   -------------------------------------------------
William J. Tomko      Chief Executive        Since May 10, 2000    President, BISYS Fund Services, Inc.,**** 1999
3435 Stelzer Road     Officer                                      to Present.
Columbus, OH 43219

Age 42

                                              Term of Office and
   Name, Address,       Position Held with      Length of Time
       and Age               Company               Served***           Principal Occupations During Past 5 Years
------------------    ---------------------  -------------------   -------------------------------------------------
Michael A. Grunewald  President              Since February 28,    Director, Client Services, BISYS Fund Services,
3435 Stelzer Road                            2001                  Inc.,**** 1993 to Present.
Columbus, OH 43219

Age 32

Richard Baxt          Vice President         Since May 13, 1998    Senior Vice President, Client Services, BISYS
90 Park Avenue, 10th                                               Fund Services, Inc.,**** 1997 to Present;
Fl.                                                                General Manager of Investment and Insurance,
New York, NY 10956                                                 First Fidelity Bank; President, First Fidelity
                                                                   Brokers; President, Citicorp Investment Services.
Age 47

Nimish Bhatt          Treasurer and          Since February 11,    Vice President, Tax and Financial Services,
3435 Stelzer Road     Principal Accounting   1998                  BISYS Fund Services, Inc.,**** June 1996 to
Columbus, OH 43219    Officer                                      Present; Assistant Vice President, Evergreen
                                                                   Funds/First Union Bank, 1995 to July 1996;
Age 38                                                             Senior Tax Consultant, Price Waterhouse LLP,
                                                                   1990 to December 1994.

Lisa M. Hurley        Secretary              Since May 12, 1999    Executive Vice President, Legal Services, BISYS
90 Park Avenue, 10th                                               Fund Services, Inc.,**** 1995 to Present;
Fl.                                                                Attorney, private practice, 1990 to 1995 .
New York, NY 10956

Age 41

Alaina V. Metz        Assistant Secretary    Since May 14, 1997    Chief Administrator,  Administration Services of
3435 Stelzer Road                                                  BISYS Fund Services, Inc.,**** June 1995 to
Columbus, OH 43219                                                 Present; Supervisor of Mutual Fund Legal
                                                                   Department, Alliance Capital Management, May
Age 33                                                             1989 to June 1995.

Karen Jacoppo-Wood    Assistant Secretary    Since November 14,    Counsel, Legal Services, BISYS Fund Services,
60 State Street, St.                         2001                  Inc., 2001 to Present;**** VP and Senior
1300                                                               Counsel, Funds Distributor Inc., 1996 to 2001.
Boston, MA 02109

Age 35

----------
*     This information has been furnished by each nominee and Officer.
** Directors hold office until the next meeting of stockholders or until their successors are elected and qualify.
*** Officers of the Company serve for one year and until their successors are chosen and qualify, or at the pleasure of the Directors.
**** This position is held with an affiliated person or principal underwriter of the Company.

      There were no meetings of shareholders, four regular meetings and two special meetings of the Board of Directors of the Company held during the fiscal year ended December 31, 2001.

      The Board of Directors has an Audit Committee, the members of which are Messrs. Gardner and Quinn and Mmes. Osar and Kelly. The Audit Committee met two times during the fiscal year ended December 31, 2001. The Board of Directors has determined that all members of the Audit Committee are "independent," as required by applicable listing standards of the New York Stock Exchange. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Company's financial operations. The Board of Directors does not have a nominating committee.

      The following table sets forth certain information regarding the compensation of the Company's Directors for the fiscal year ended December 31, 2001. In 2002, the Company expects to pay each Director annual compensation of $28,000 and per-meeting fees of $2,500 (in-person meetings) and $1,000 (telephonic meetings), plus out-of-pocket expenses. During the fiscal year ended December 31, 2001, such compensation and fees amounted to $175,000, plus out-of-pocket expenses. Directors and executive officers of the Company do not receive pension or retirement benefits from the Company.

                               COMPENSATION TABLE
                                     for the
                       Fiscal Year Ended December 31, 2001

                                                                     Pension or
                                                                     Retirement                            Total Compensation
                                                 Aggregate        Benefits Accrued     Estimated Annual     from Company and
                                               Compensation          as Part of          Benefits Upon      Fund Complex Paid
         Name of Person, Position              From Company       Company Expenses        Retirement          to Directors
------------------------------------------     ------------       ----------------     ----------------    ------------------
Edward L. Gardner,
   Director and Chairman of the Board             $36,000                $0                   $0                 $36,000

Stephen Stamas*
   Director                                       $18,000                $0                   $0                 $18,000

James E. Quinn
   Director                                       $33,500                $0                   $0                 $33,500

Karen R. Osar
   Director                                       $33,500                $0                   $0                 $33,500

Kim D. Kelly
   Director                                       $36,000                $0                   $0                 $36,000

John R. Alchin
   Member of Advisory Board                       $18,000                $0                   $0                 $18,000

*     Mr. Stamas retired as a Director as of May 9, 2001.

As of December 31, 2001, the Fund Complex did not consist of any portfolios other than seventeen of the eighteen Series of the Company (the BNY Hamilton Enhanced Income Fund commenced operations on May 1, 2002).

      The following table sets forth, for each nominee for election as Director, the dollar range of equity securities beneficially owned by the nominee in the Company and the Company's Family of Investment Companies, as of June 7, 2002. As of that date, the Family of Investment Companies did not consist of any portfolios other than the eighteen Series of the Company.

                                                                                       Aggregate Dollar Range of Equity
                                                                                     Securities in All Funds Overseen or
                          Dollar Range of Equity Securities in Each Series of the    to be Overseen by Nominee in Family
         Name                                     Company                                  of Investment Companies
----------------------    -------------------------------------------------------    -----------------------------------
Edward L. Gardner                Large Cap Growth Fund - $10,001 - $50,000                      Over $100,000
                                         Money Fund - Over $100,000

James E. Quinn                       Equity Income Fund - $1 - $10,000
                                 Large Cap Growth Fund - $10,001 - $50,000
                                 Small Cap Growth Fund - $10,001 - $50,000
                           Intermediate Investment Grade Fund - $10,001 - $50,000               Over $100,000
                                         Money Fund - Over $100,000

Karen R. Osar                       Large Cap Growth Fund - $1 - $10,000
                                    Small Cap Growth Fund - $1 - $10,000                        Over $100,000
                                         Money Fund - Over $100,000

Kim D. Kelly                                        None                                             None

John R. Alchin                                      None                                             None

      As of May 1, 2002, none of the directors or their immediate family members owns beneficially or of record securities in the Company's investment advisor or principal underwriter or entity directly or indirectly controlling, controlled by, or under common control with the Company's investment advisor or principal underwriter.

      The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for MeadWestvaco Corp., a company of which Ms. Osar is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to MeadWestvaco Corp., which at December 31, 2001, were less than 10% of all MeadWestvaco Corp.'s lines of credit. As of that date, there were no amounts outstanding under such lines of credit.

      The Bank of New York extends lines of credit to three subsidiaries of Comcast Corp., a company of which Mr. Alchin is an officer, in the ordinary course of business. As of February 8, 2002, The Bank of New York had extended lines of credit to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc., which represented 8.2%, 4.6% and 7.3%, respectively, of all the lines of credit of each such company. As of that date, the loans outstanding from The Bank of New York to Comcast Cable Communications, Inc., QVC, Inc. and E! Entertainment, Inc. pursuant to the lines of credit represented 8.4%, 4.7%, and 7.3%, respectively, of each such company's total loans outstanding.

      The Bank of New York extends lines of credit to Tiffany & Co., a company of which Mr. Quinn is an officer, in the ordinary course of business. As of March 21, 2002, The Bank of New York had extended lines of credit to Tiffany & Co., which represented 21.9% of all the lines of credit of such company. As of that date, the loans outstanding from The Bank of New York to Tiffany & Co., including long-term senior debt, represented 2.57% of Tiffany & Co.'s total outstanding debt.

      The Bank of New York Company, Inc., or one or more of its subsidiaries, provide a variety of commercial banking and trust services for Insight Communications, a company of which Ms. Kelly is an officer, in the ordinary course of business. The Bank of New York extends lines of credit to Insight Communications, which at December 31, 2001, were less than 7.5% of all Insight Communications' lines of credit. As of that date, the loans outstanding from The Bank of New York to Insight Communications pursuant to the lines of credit represented 7.03% of Insight Communications' total loans outstanding.

                        SELECTION OF INDEPENDENT AUDITORS

      At a meeting held on February 13, 2002, upon the recommendation of the Audit Committee, a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2002. Ernst & Young LLP was the independent auditor for the Company for the fiscal year ended December 31, 2001. Ernst & Young LLP has advised the Company that, to the best of its knowledge and belief, as of the record date, no Ernst & Young LLP professional had any direct or material indirect ownership interest in the Company inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Ernst & Young LLP will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Company is not seeking shareholder ratification of the selection of Ernst & Young LLP as independent auditors.

      The following table shows the aggregate fees Ernst & Young, LLP billed to the Company, the Company's advisor (The Bank of New York) and affiliates of the Company's advisor that provide services to the Company for its professional services rendered for the fiscal year ended December 31, 2001. The Audit Committee has considered whether the provision of services, described below under Financial Information Systems Design and Implementation Fees and All Other Fees, is compatible with maintaining the principal accountant's independence

--------------------------------------------------------------------------------
                                      Company          Advisor and Affiliates
--------------------------------------------------------------------------------
Audit Fees                            $256,000         $1,400,000
--------------------------------------------------------------------------------
Financial Information Systems         $0               $0
Design and Implementation Fees
--------------------------------------------------------------------------------
All Other Fees                        $40,000          $14,600,000
--------------------------------------------------------------------------------

            THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT YOU
                 VOTE FOR THE DIRECTORS SET FORTH IN PROPOSAL 1.

                                SERVICE PROVIDERS

      The Bank of New York, with its principal offices at One Wall Street, New York, New York 10286, is the investment advisor of the Company. BNY Hamilton Distributors, Inc., located at 90 Park Avenue, New York, New York 10956 serves as the administrator and distributor of the Company.

                              SHAREHOLDER PROPOSALS

      Maryland corporations that are registered investment companies, such as the Company, are not required to conduct annual shareholder's meetings except in certain specified circumstances. Therefore it is anticipated that regular annual meetings will not be held in the future except as required by the 1940 Act, or as otherwise required by Maryland law.

      A shareholder proposal intended to be presented at any subsequent meeting of shareholders of the Company must be received by the Company in a reasonable time before the Board of Directors' solicitation relating to that meeting is made in order to be included in the Company's proxy statement relating to that meeting.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Company.

                           VOTING BY PHONE OR INTERNET

      Voting by telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate shareholders' identities, (ii) allow shareholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Shareholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the shareholder.

      Whichever voting method you choose, please read the full text of the proxy statement before you vote.

                                                      Lisa M. Hurley
                                                         Secretary

Dated: June 17, 2002

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                   APPENDIX A

      On June 7, 2002, the following persons owned beneficially or of record 5% or more of the outstanding shares of the specified Series:

BNY Hamilton New York Tax-Exempt Money Fund

Name and Address                                Percentage
----------------                                ----------
Hare & Co.                                      54.3489%*
The Bank of New York
1 Wall Street
New York, NY  10286

Abercrombie & Fitch Management Co.              7.7503%*
P.O. Box 182168
Attn:  Treasury Department
Columbus, OH  43218

BNY Hamilton Money Fund

Name and Address                                Percentage
----------------                                ----------
Hare & Co.                                      47.7228%*
The Bank of New York Brussels
Avenue des Arts 35 Kunstlaan
Attn:  Alexis Lucas/Stefan Quant
Brussels 1040 017

The Chase Manhattan Bank                        6.0356%*
Grange Primary Trust
600 Travis, 50th Floor
Houston, TX  77479

BNY Hamilton Treasury Money Fund

Name and Address                                Percentage
----------------                                ----------
Hare & Co.                                      58.3733%*
The Bank of New York
1 Wall Street, 2nd Floor
Attn:  STIF Department
New York, NY  10286

BNY Hamilton Equity Income Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      57.2420%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

The Bank of New York                            25.7191%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

Wendel & Co.                                    6.5710%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Large Cap Growth Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      70.5520%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    16.6136%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Small Cap Growth Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      67.8195%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    13.1057%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

The Bank of New York                            10.0287%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

BNY Hamilton International Equity Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      67.2710%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    17.9698%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Intermediate Government Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      39.4294%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

The Bank of New York                            37.5855%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

Wendel & Co.                                    12.1964%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Investment Grade Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      85.3406%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    9.7151%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Intermediate New York Tax-Exempt Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      48.3808%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    6.7931%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

BNY Hamilton Intermediate Tax-Exempt Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      94.9938%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

BNY Hamilton S&P 500 Index Fund

Name and Address                                Percentage
----------------                                ----------
The Bank of New York                            36.2552%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

Wendel & Co.                                    35.8693%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

Post & Co.                                      22.1281%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

BNY Hamilton Large Cap Value Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      60.8299%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

The Bank of New York                            30.6218%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

BNY Hamilton U.S. Bond Market Index Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      51.1429%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    23.3381%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

The Bank of New York                            17.9766%*
3 Manhattanville Road
Attn:  Stanwich Benefits Division
Purchase, NY  10577-2116

BNY Hamilton Enhanced Income Fund

Name and Address                                Percentage
----------------                                ----------
Jewish Child Care Association of NY             27.9342%
120 Wall Street, 12th Floor
Attn:  Jeff Dube
New York, NY  10005

Post & Co.                                      26.3023%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

Wendel & Co.                                    17.2346%*
P.O. Box 1066, Wall Street Station
New York, NY  10286

Crescent Capital Holdings II LLC                11.9242%
1502 San Ysidro Drive
Attn:  Andrew Hobson
Beverly Hills, CA  90210

The Bank of New York                            7.6037%*
1 Wall Street
New York, NY  10286

American Medical Alert Corp.                    5.3061%
3265 Lawson Boulevard
Attn:  Richard Rallo
Oceanside, NY  11572

BNY Hamilton Large Cap Growth CRT Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      97.1568%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

BNY Hamilton Small Cap Growth CRT Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      96.8131%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

BNY Hamilton International Equity CRT Fund

Name and Address                                Percentage
----------------                                ----------
Post & Co.                                      96.9754%*
P.O. Box 1066, Wall Street Station
c/o The Bank of New York
New York, NY  10286-1066

* The Company does not believe this entity is the beneficial owner of shares held of record by it.

                                  FORM OF PROXY

                            BNY HAMILTON FUNDS, INC.
                                3435 Stelzer Road
                               Columbus, OH 43219

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints William J. Tomko, Michael
A. Grunewald, and Lisa M. Hurley, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated below, all shares of the above Company held of record by the undersigned on June 7, 2002 at the Annual Meeting of Shareholders to be held on August 1, 2002, and at any adjournment thereof.

      The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated June 17, 2002.

      (Continued and to be signed and dated on reverse side)

                               -------------------
                                   SEE REVERSE
                                      SIDE
                               -------------------

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees to the Board of Directors. Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

|X|   Please mark votes as in
      this example, using black
      or blue ink

                                  FOR ALL                WITHHELD FROM
                                 NOMINEES                ALL NOMINEES

1. Election of the                  |_|                       |_|
   following nominees as
   Directors: (01) Edward
   L. Gardner, (02) James
   E. Quinn, (03) Karen
   R. Osar, (04) Kim D.
   Kelly and (05) John R.
   Alchin

|_|________________________
For all nominees except
as noted above
(Instruction: To
withhold authority to
vote for any nominee(s),
write their name(s) in
the space provided
above.)

2. In the discretion of
   such proxies to vote
   upon any and all
   business as may properly
   come before the Meeting
   or any adjournment
   thereof.

When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

Signature:______________  Date _______  Signature: ______________  Date _______
                                                   (Joint Owners)

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
                          USING THE ENCLOSED ENVELOPE.